Redeemable Preferred Units	12 Months Ended
Dec. 31, 2012
Preferred Units, Preferred Partners' Capital Account [Abstract]
Redeemable Preferred Units
REDEEMABLE PREFERRED UNITS:
ETE Preferred Units
In connection with the Regency Transactions as discussed in Note 3, ETE issued 3,000,000 Preferred Units to an affiliate of GE Energy Financial Services, Inc. (“GE EFS”) having an aggregate liquidation preference of $300 million and are reflected as long-term liabilities in our consolidated balance sheets as of December 31, 2012 and 2011. The Preferred Units were issued in a private placement at a stated price of $100 per unit and are entitled to a preferential quarterly cash distribution of $2.00 per Preferred Unit. The Preferred Units will automatically convert on the fourth anniversary of the date of issuance into an amount of ETE Common Units equal in value to the issue price plus any accrued but unpaid distributions plus a specified premium equal to the lesser of 10% of the issue price plus any accrued but unpaid distributions or a premium derived from 25% of the accretion in the trading price of ETE Common Units subsequent to the date of issuance of the Preferred Units. ETE may choose, at its sole option, to pay 50% of the conversion consideration based on the issue price plus any accrued but unpaid distributions in cash. ETE may elect to redeem all, but not less than all, of the Preferred Units beginning on the third anniversary of the date of issuance for ETE Common Units or cash equal to the issue price plus a premium paid out in common units, equal to the greater of 10% of the issue price plus any accrued but unpaid distributions or a premium derived from 25% of the accretion in the trading price of ETE Common Units subsequent to the date of issuance. GE EFS also has certain rights to force ETE to redeem or convert the outstanding Preferred Units for specified consideration upon the occurrence of certain extraordinary events involving ETE or ETP. Holders of the Preferred Units have no voting rights, except that approval of a majority of the Preferred Units is needed to approve any amendment to ETE’s Partnership Agreement that would result in (i) any increase in the size of the class of Preferred Units, (ii) any alteration or change to the rights, preferences, privileges, duties, or obligations of the Preferred Units or (iii) any other matter that would adversely affect the rights or preferences of the Preferred Units, including in relation to other classes of ETE partnership interests. During 2012, we recorded non-cash charges of approximately $8 million to increase the carrying value of the Preferred Units to the estimated fair value of $331 million as of December 31, 2012. During 2011, we recorded non-cash charges of approximately $5 million to increase the carrying value of the Preferred Units to the estimated fair value of $323 million as of December 31, 2011.
Preferred Units of Subsidiary
Regency had 4,371,586 Regency Preferred Units outstanding at December 31, 2012, which were convertible into 4,658,700 Regency Common Units. If outstanding on September 2, 2029 the Regency Preferred Units are mandatorily redeemable for $80 million plus all accrued but unpaid distributions thereon. Holders of the Regency Preferred Units receive fixed Regency quarterly cash distributions of $0.445 per unit. Holders can elect to convert Regency Preferred Units to Regency Common Units at any time in accordance with Regency’s partnership agreement.
The following table provides a reconciliation of the beginning and ending balances of the Regency Preferred Units:

	Regency Preferred Units	Amount
Balance, December 31, 2011	4,371,586	$71
Accretion to redemption value	—	2
Balance, December 31, 2012	4,371,586	$73